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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 15, 2003
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                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


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   Delaware                     001-04129                   75-0675400
(State or other                (Commission                 (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


901 West Walnut Hill Lane, Irving, Texas                      75038-1003
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(Address of principle executive offices)                      (Zip code)


Registrant's telephone number, including area code:            (972) 580-4000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (a)      Financial Statements of Businesses Acquired

                  None.

        (b)      Pro Forma Financial Information

                 None.

        (c)      Exhibits

                 99.1     Press Release of Zale Corporation issued May 15, 2003.

Item 9. Regulation FD Disclosure

     The information set forth under this Item 9 is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibits attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On May 15, 2003, Zale Corporation issued a press release reporting its financial results for the third quarter ended April 30, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference. The attached press release includes net earnings and earnings per share amounts for the first three quarters of fiscal 2003 which have been adjusted to exclude a non-cash impairment charge from the Company's annual review of goodwill, and net earnings and earnings per share amounts for the first three quarters of fiscal 2002 which have been adjusted to exclude an unusual item and the effect of a change in accounting principal. The Company believes that presenting net earnings and earnings per share amounts excluding such highlighted items is appropriate because such items are not likely to recur regularly or in predictable amounts and, consequently, presenting net earnings and earnings per share, excluding such highlighted items, is meaningful supplemental information for investors.

                                  EXHIBIT INDEX





99.1              Press Release of Zale Corporation issued May 15, 2003

















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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




         ZALE  CORPORATION
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         Registrant


Date:    May 15, 2003                 By: /s/ Cynthia T. Gordon
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                                              Cynthia T. Gordon
                                              Senior Vice President, Controller
                                              (principle accounting officer
                                              of the registrant)





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